================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 1, 2000
                Date of Report (Date of earliest event reported)



                         THE SANTA CRUZ OPERATION, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                                 0-21484                               94-2549086
-------------------------------------        ----------------------------        ----------------------------------
  (State or other jurisdiction of                                                 (I.R.S. Employer Identification
           incorporation)                      (Commission File Number)                        No.)


                               425 ENCINAL STREET
                          SANTA CRUZ, CALIFORNIA 95060
                    (Address of principal executive offices)



                                 (831) 425-7222
                        ------------------ --------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     Pursuant to the Agreement and Plan of Reorganization (the "Merger Agreement"), dated August 1, 2000, by and among Caldera, Caldera Holding, Inc., a new Delaware corporation formed solely for the purpose of the transactions contemplated in the Merger Agreement ("Newco"), and SCO: (i) a newly formed, wholly owned subsidiary of Newco ("Merger Sub") will be merged with and into Caldera, with Caldera being the surviving corporation of such merger (the "Merger"), and all outstanding Caldera securities will be converted, on a share for share basis, into Newco securities having identical rights, preferences and privileges, with Newco assuming any and all outstanding options and other rights to purchase shares of capital stock of Caldera (with all such Newco securities issued to former Caldera security holders initially representing 72% in Newco);
(ii) SCO and certain of its subsidiaries will contribute to Newco, all of the capital stock held of certain contributed companies (the "Contributed Companies") (with each of the Contributed Companies thereby becoming a wholly owned subsidiary of Newco) and certain assets in consideration for the issuance by Newco to Storm of shares of Common Stock of Newco, $0.001 par value ("Newco Common Stock") (the "Acquisition"), (iii) Newco will assume all options to acquire common stock of SCO held by employees (other than David McCrabb, Jack Moyer and Jim Wilt) hired or retained by Caldera and such options will be converted into options to purchase Newco common stock as set forth herein (the "Newco Options") and (iv) SCO will receive shares of Newco common stock (including shares reserved for Newco Options) representing in the aggregate a fully diluted equity interest in Newco equal to 28% of Newco and $7,000,000 in cash. In conjunction with the Acquisition, The Canopy Group, Inc., a major stockholder of Caldera, has agreed to loan $18 million to SCO.

     In addition, Doug Michels, a stockholder of SCO, and The Canopy Group, Inc. and MTI Technology Group, stockholders of Caldera, have entered into Voting Agreements to vote in favor of the Acquisition and against certain other matters (the "Voting Agreements"). The Acquisition is intended to constitute a reorganization under Section 351 of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase transaction. Consummation of the Acquisition is subject to various conditions, including, among other things, receipt of the necessary approvals of the stockholders of Caldera, stockholders of SCO and certain regulatory bodies.

     The foregoing description of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Voting Agreements the Stockholder Agreement and the Escow Agreement, copies of which are filed as exhibits hereto.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit 2.1 Agreement and Plan of Reorganization, dated August 1, 2000, by and among Caldera Systems, Inc., Cyclone, Inc., and The Santa Cruz Operation, Inc.

          Exhibit 9.1 Form of Voting Agreement, dated August 1, 2000, by and between The Santa Cruz Operation, Inc. and certain stockholders of Caldera Systems, Inc.

          Exhibit 99.1 Voting Agreement, dated August 1, 2000, by and between Caldera Systems, Inc. and Doug Michels.

          Exhibit 99.2 Form of Escrow Agreement, to be entered into by and among Newco, Caldera, SCO and an escrow agent.

          Exhibit 99.3 Form of Stockholder Agreement, to be entered into by and among Caldera Systems, Inc., Caldera Holding, Inc., The Santa Cruz Operation, Inc., The Canopy Group, Inc.
                        and MTI Technology Group.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE SANTA CRUZ OPERATION, INC.

Date: August 11, 2000             By: /s/  Steven M. Sabbath
                                      ----------------------
                                  Steven M. Sabbath
                                  Senior Vice President, Law & Corporate Affairs

                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED AUGUST 11, 2000

Exhibit                          Description
-------                          -----------
  2.1       Agreement and Plan of Reorganization, dated August 1,
            2000, by and among Caldera Systems, Inc., Cyclone,
            Inc., and The Santa Cruz Operation, Inc.

  9.1 Form of Voting Agreement, dated August 1, 2000, by and between The Santa Cruz Operation, Inc. and certain stockholders of Caldera Systems, Inc.

 99.1       Form of Voting Agreement, dated August 1, 2000, by and between
            Caldera Systems, Inc. and a Shareholder of The Santa Cruz
            Operations, Inc.

 99.2 Escrow Agreement, dated as of August 1, 2000, by and among Newco, Caldera, SCO and Wells Fargo Bank.

 99.3 Form of Stockholder Agreement, to be entered into by and among Caldera Systems, Inc., Caldera Holding, Inc., The
            Santa Cruz Operation, Inc., The Canopy Group, Inc.
            and MTI Technology Group.